SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES

Deutsche CROCI® International VIP

The following information replaces similar disclosure contained under the “PRINCIPAL INVESTMENT STRATEGY” section of the fund’s summary prospectus(es).

Management process. Portfolio management will select approximately 50 stocks of companies that it believes offer economic value utilizing the Cash Return on Capital Invested (CROCI®) strategy as the primary factor, in addition to other factors. Under the CROCI® strategy, economic value is measured using various metrics such as the CROCI® Economic Price Earnings Ratio (CROCI® Economic P/E Ratio). The CROCI® Economic P/E Ratio is a proprietary measure of company valuation using the same relationship between valuation and return as an accounting P/E ratio (i.e., price/book value divided by return on equity). The CROCI® Economic P/E Ratio and other CROCI® metrics may be adjusted from time to time. The CROCI® strategy may apply other measures of company valuation, as determined by the CROCI® Investment Strategy and Valuation Group. Portfolio management may use criteria other than the CROCI® strategy in selecting investments. At times, the number of stocks held in the fund may be higher or lower than 50 stocks at the discretion of portfolio management or as a result of corporate actions, mergers or other events. Portfolio management will select stocks primarily from a universe consisting of approximately 330 of the largest companies in developed markets outside North America represented in the CROCI® Investment Strategy and Valuation Group’s database of companies evaluated using the CROCI® strategy, excluding financial companies and certain stocks from sectors which are not under the CROCI® Investment Strategy and Valuation Group’s coverage.

The fund is reviewed periodically and adjusted in accordance with the CROCI® strategy’s rules, and the regional weighting in the fund is targeted to match the fund’s benchmark. The region-neutral approach attempts to reduce the risk of significant regional over or underweights in the fund relative to the broader international equity market. The CROCI® strategy does not form opinions about relative attractiveness of different regions and targets region neutrality in order to seek to reduce currency risks relative to the fund’s benchmark, as well keeping the focus of the strategy on stock selection, rather than regional allocation. During the selection process, certain portfolio selection buffers are applied in an attempt to reduce portfolio turnover. Portfolio management will take additional measures to attempt to reduce portfolio turnover, market impact and transaction costs in connection with implementation of the strategy, by applying liquidity and trading controls and managing the portfolio with tax efficiency in mind.

Portfolio management may utilize forward currency contracts to hedge against changes in value of the non−US currency exposure of the fund’s investments. To maintain an approximate hedge against such changes, portfolio management expects to periodically reset the fund’s forward currency contracts.

CROCI® Investment Process. The CROCI® Investment Process is based on the belief that the data used in traditional valuations (i.e. accounting data) does not accurately appraise assets, reflect all liabilities or represent the real value of a company. This is because the accounting rules are not always designed specifically for investors and often utilize widely differing standards which can make measuring the real asset value of companies difficult. The CROCI® Investment Process seeks to generate data that will enable valuation comparisons on a consistent basis, resulting in what portfolio management believes is an effective and efficient sector and stock selection process targeting investment in real value.

Please Retain This Supplement for Future Reference

February 16, 2017
PROSTKR-761